UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2008

Peoples Bancorp of North Carolina, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

000-27205	56-2132396
(Commission File No.)	(IRS Employer Identification No.)

518 West C Street, Newton, North Carolina	28658
(Address of Principal Executive Offices)	(Zip Code)

(828) 464-5620

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Peoples Bancorp of North Carolina, Inc. (“Registrant”), the parent company of Peoples Bank (the “Bank”) entered into a Letter Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (the “UST”) on December 23, 2008. Under the Purchase Agreement, Registrant agreed to issue and sell (i) 25,054 shares of the Registrant’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), and (ii) a warrant (the “Warrant”) to purchase 357,234 of the Registrant’s common stock, no par value per share (the “Common Stock”), for an aggregate purchase price of $25,054,000 in cash. A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Report and is incorporated herein by reference.

The Series A Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and 9% per annum thereafter. The Series A Preferred Stock has no maturity date and ranks senior to Registrant’s Common Stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of Registrant. The form of the Certificate for the Series A Preferred Stock is attached as Exhibit 4.1 to this Report and is incorporated herein by reference. The Series A Preferred Stock may be redeemed by Registrant after three years; however, prior to the end of the three-year period, the Series A Preferred Stock may only be redeemed by Registrant with proceeds from one or more sales of Registrant’s qualifying equity securities (“Qualified Equity Offering”). The restrictions on redemption are set forth in Registrant’s Articles of Amendment dated December 19, 2008, described in Item 5.03 below.

The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an exercise price, subject to anti-dilution adjustments, equal to $10.52 per share of the Common Stock. A copy of the Warrant is attached as Exhibit 4.2 to this Report and is incorporated herein by reference. If Registrant receives aggregate gross cash proceeds of not less than $25,054,000 from Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of Common Stock issuable pursuant to the Treasury’s exercise of the Warrant will be reduced by one half of the original number of shares, taking into account all adjustments, underlying the Warrant. Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant.

The Series A Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. Upon the request of the Treasury, at any time, the Registrant has agreed to promptly enter into a deposit arrangement pursuant to which the Series A Preferred Stock may be deposited and depositary shares (“Depositary Shares”), representing fractional shares of Series A Preferred Stock, may be issued. The Registrant also has agreed that, upon the request of the Treasury, at any time, it will register the Series A Preferred Stock, the Warrant, the shares of Common Stock underlying the Warrant (the “Warrant Shares”) and Depositary Shares, if any. Neither the Series A Preferred Stock nor the Warrant will be subject to any contractual restrictions on transfer, except that the Treasury may only transfer or exercise an aggregate of one-half (1/2) of the Warrant Shares prior to the earlier of the redemption of 100% of the shares of Series A Preferred Stock or December 31, 2009.

As part of the sale of Series A Preferred Stock by the Registrant to the Treasury, the Registrant agreed, so long as Treasury continued to hold debt or equity in Registrant, to take all necessary actions to ensure that Registrant’s benefits plans with respect to “senior executive officers” comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 and any related rules and regulations promulgated. The Senior Executive Officers, Tony W. Wolfe, A. Joseph Lampron, Joseph F. Beaman, Jr. Lance A. Sellers and William D. Cable, Sr., executed waivers voluntarily waiving any claim against UST or Registrant for any changes their each officer’s compensation or benefits that are required to comply with UST regulations. The senior executive officers also entered into letter agreements with Registrant amending each such officer’s benefit plans to the extent necessary during the period that UST holds debt or equity in Registrant.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” above is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Securityholders

Upon issuance of the Series A Preferred Stock on December 23, 2008, the ability of Registrant to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) and Parity Stock (as defined below) will be subject to restrictions, including Registrant’s restriction against increasing dividends from the last quarterly cash dividend per share ($0.12) declared on the Common Stock prior to December 23, 2008. The redemption, purchase or other acquisition of any trust preferred securities issued by Registrant or its affiliates also will be restricted. These restrictions will terminate on the earlier of (a) the third anniversary of the date of issuance of the Series A Preferred Stock, or (b) the date on which the Series A Preferred Stock has been redeemed in whole or the Treasury has transferred all of the Series A Preferred Stock to third parties. The restrictions described in this paragraph are set forth in the Purchase Agreement.

In addition, pursuant to Registrant’s Articles of Amendment dated December 19, 2008, the ability of Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) and Parity Stock (as defined below) will be subject to restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series A Preferred Stock. These restrictions are set forth in Registrant’s Articles of Amendment dated December 19, 2008, described in Item 5.03.

“Junior Stock” means the Common Stock and any other class or series of stock of the Registrant, the terms of which expressly provide that it ranks junior to the Series A Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Registration. “Parity Stock” means any class or series of stock of the Registrant, the terms of which do not expressly provide that such class or series will rank senior or junior to the Series A Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Registrant (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02. A copy of the letter agreements amending employment agreements of Registrant’s “senior executive officers” are attached as Exhibits 10(a)(i), 10(b)(i), 10(c)(i), 10(d)(i), and 10(f)(i) to this Report and are incorporated herein by reference.

Additionally, on December 18, 2009, each of the above listed officers entered into amendments to their employment agreements with the bank and Amended and Restated Executive Salary Continuation Agreements. These amendments were necessary to bring all such agreements into compliance with Section 409A of the Internal Revenue Code of 1896, as Amended (the “Code”). Copies of each of the amendments to the employment agreements and the Amended and Restated Executive Salary Continuation Agreements are attached as Exhibits to this Report and are incorporated herein by reference.

On December 18, 2008, each of the directors of the Registrant entered into Amended and Restated Director Supplemental Retirement Agreements between the Bank and each individual. The amendments were necessary to bring such agreements into compliance with Section 409A. A form of the agreement is attached to this Report as Exhibit 10(n) and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 19, 2008, Registrant filed Articles of Amendment with the North Carolina Secretary of State, amending its Articles of Incorporation to allow for the designations, preferences, limitations and relative rights of the Series A Preferred Stock. The Series A Preferred Stock has a liquidation preference of $1,000 per share. A copy of the Articles of Amendment is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events

On December 23, 2008, Registrant announced the transactions described in Item 1.01 above, which is incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Articles of Amendment dated December 19, 2008, regarding the Series A Preferred Stock

4.1	Form of Certificate for the Series A Preferred Stock

4.2	Warrant dated December 23, 2008, for the purchase of shares of Common Stock

10.1	Letter Agreement date December 23, 2008 between the Registrant and the United States Department of the Treasury

10(a)(i)	Employment Letter Agreement dated December 23, 2008 between Peoples Bancorp of North Carolina, Inc. and Tony W. Wolfe

10(a)(ii)	Amendment to Employment between Peoples Bank and Tony W. Wolfe dated December 18, 2008

10(a)(iii)	Amended and Restated Executive Salary Continuation Agreement between Peoples Bank and Tony W. Wolfe dated December 18, 2008

10(b)(i)	Employment Letter Agreement dated December 23, 2008 between Peoples Bancorp of North Carolina, Inc. and Joseph F. Beaman, Jr.

10(b)(ii)	Amendment to Employment Agreement between Peoples Bank and Joseph F. Beaman, Jr. dated December 18, 2008

10(b)(iii)	Amended and Restated Executive Salary Continuation Agreement between Peoples Bank and Joseph f. Beaman, Jr. dated December 18, 2008

10(c)(i)	Employment Letter Agreement dated December 23, 2008 between Peoples Bancorp of North Carolina, Inc. and William D. Cable, Sr.

10(c)(ii)	Amendment to Employment Agreement between Peoples Bank and William D. Cable, Sr. dated December 18, 2008

10(c)(iii)	Amended and Restated Executive Salary Continuation Agreement between Peoples Bank and William D. Cable, Jr. dated December 18, 2008

10(d)(i)	Employment Letter Agreement dated December 23, 2008 between Peoples Bancorp of North Carolina, Inc. and Lance A. Sellers

10(d)(ii)	Amendment to Employment Agreement between Peoples Bank and Lance A. Sellers dated December 18, 2008

10(d)(iii)	Amended and Restated Executive Salary Continuation Agreement between Peoples Bank and Lance A. Sellers dated December 18, 2008

10(f)(i)	Employment Letter Agreement dated December 23, 2008 between Peoples Bancorp of North Carolina, Inc. and A. Joseph Lampron

10(f)(ii)	Amendment to Employment Agreement between Peoples Bank and A. Joseph Lampron dated December 18, 2008

10(f)(iii)	Amended and Restated Executive Salary Continuation Agreement between Peoples Bank and A. Joseph Lampron dated December 18, 2008

10(n)	Form of Amended and Restated Director Supplemental Retirement Agreement between Peoples Bank and Directors Robert C. Abernethy, James S. Abernethy, Douglas S. Howard, John W. Lineberger, Jr., Gary E. Matthews, Dr. Billy L Price, Jr., Larry E Robinson, W. Gregory Terry, Dan Ray Timmerman, Sr., and Benjamin I. Zachary

99.1	Press Release dated December 23, 2008

Disclosure about forward-looking statements

This Form 8-K contains forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management’s business strategy, national, regional, and local market conditions and legislative and regulatory conditions.

Readers should not place undue reliance on forward-looking statements, which reflect management’s view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date: December 24, 2008	By:	/s/ A. Joseph Lampron
A. Joseph Lampron
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

3.1	Articles of Amendment dated December 19, 2008, regarding the Series A Preferred Stock

4.1	Form of Certificate for the Series A Preferred Stock

4.2	Warrant dated December 23, 2008, for the purchase of shares of Common Stock

10.1	Letter Agreement date December 23, 2008 between the Registrant and the United States Department of the Treasury

10(a)(i)	Employment Letter Agreement dated December 23, 2008 between Peoples Bancorp of North Carolina, Inc. and Tony W. Wolfe

10(a)(ii)	Amendment to Employment between Peoples Bank and Tony W. Wolfe dated December 18, 2008

10(a)(iii)	Amended and Restated Executive Salary Continuation Agreement between Peoples Bank and Tony W. Wolfe dated December 18, 2008

10(b)(i)	Employment Letter Agreement dated December 23, 2008 between Peoples Bancorp of North Carolina, Inc. and Joseph F. Beaman, Jr.

10(b)(ii)	Amendment to Employment Agreement between Peoples Bank and Joseph F. Beaman, Jr. dated December 18, 2008

10(b)(iii)	Amended and Restated Executive Salary Continuation Agreement between Peoples Bank and Joseph f. Beaman, Jr. dated December 18, 2008

10(c)(i)	Employment Letter Agreement dated December 23, 2008 between Peoples Bancorp of North Carolina, Inc. and William D. Cable, Sr.

10(c)(ii)	Amendment to Employment Agreement between Peoples Bank and William D. Cable, Sr. dated December 18, 2008

10(c)(iii)	Amended and Restated Executive Salary Continuation Agreement between Peoples Bank and William D. Cable, Jr. dated December 18, 2008

10(d)(i)	Employment Letter Agreement dated December 23, 2008 between Peoples Bancorp of North Carolina, Inc. and Lance A. Sellers

10(d)(ii)	Amendment to Employment Agreement between Peoples Bank and Lance A. Sellers dated December 18, 2008

10(d)(iii)	Amended and Restated Executive Salary Continuation Agreement between Peoples Bank and Lance A. Sellers dated December 18, 2008

10(f)(i)	Employment Letter Agreement dated December 23, 2008 between Peoples Bancorp of North Carolina, Inc. and A. Joseph Lampron

10(f)(ii)	Amendment to Employment Agreement between Peoples Bank and A. Joseph Lampron dated December 18, 2008

10(f)(iii)	Amended and Restated Executive Salary Continuation Agreement between Peoples Bank and A. Joseph Lampron dated December 18, 2008

10(n)	Form of Amended and Restated Director Supplemental Retirement Agreement between Peoples Bank and Directors Robert C. Abernethy, James S. Abernethy, Douglas S. Howard, John W. Lineberger, Jr., Gary E. Matthews, Dr. Billy L Price, Jr., Larry E Robinson, W. Gregory Terry, Dan Ray Timmerman, Sr., and Benjamin I. Zachary

99.1	Press Release dated December 23, 2008

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